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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2004

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5673 Airport Road, Roanoke, Virginia	24012
(Addressof Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report).

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number

	99.1	Press Release of Advance Auto Parts, Inc. dated May 19, 2004.

Item 12.	Results of Operations and Financial Condition.

                          On May 19, 2004, Advance Auto Parts, Inc. issued a press release setting forth its financial results for its first quarter ended April 24, 2004. This release also includes forward looking statements related to Advance Auto Parts, Inc.'s 2004 second quarter, third quarter and fiscal year. The press release is attached as Exhibit 99.1 and incorporated by reference herein.

                          Note: The information contained in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date May 19, 2004	/s/ Jeffrey T. Gray

(Signature)*
Jeffrey T. Gray Senior Vice President and Chief Financial Officer

* Print name and title of the signing officer under his signature.

EXHIBIT INDEX
Exhibit
Number	Exhibit Description
99.1	Press Release of Advance Auto Parts, Inc. dated May 19, 2004.